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                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

                                   ----------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

          800 Nicollet Mall
        Minneapolis, Minnesota                              55402
----------------------------------------    ------------------------------------
(Address of principal executive offices)                 (Zip Code)

                                    Chi C. Ma
                         U.S. Bank National Association
                          One Federal Street, 3rd Floor
                           Boston, Massachusetts 02110
                                 (617) 603-6554
            (Name, address and telephone number of agent for service)

                      CHARLES RIVER ASSOCIATES INCORPORATED
                     (Issuer with respect to the Securities)

             Massachusetts                               04-2372210
---------------------------------------     ------------------------------------
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)

       200 Clarendon Street, T-33
          Boston, Massachusetts                          02116-5092
----------------------------------------    ------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

           2.875% CONVERTIBLE SENIOR SUBORDINATED DEBENTURES DUE 2034
                       (TITLE OF THE INDENTURE SECURITIES)

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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.
                  Comptroller of the Currency
                  Washington, D.C.

          b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.
                  Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
                  None

ITEMS 3-15        ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE
                  TRUSTEE'S KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY
                  INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

          1.   A copy of the Articles of Association of the Trustee.*

          2. A copy of the certificate of authority of the Trustee to commence business.*

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

          4.   A copy of the existing bylaws of the Trustee.*

          5.   A copy of each Indenture referred to in Item 4. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

          7. Report of Condition of the Trustee as of June 30, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

          8. A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the act: Not applicable

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     *  Incorporated by reference to Registration Number 333-67188.

                                      NOTE

        The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 24th of August, 2004.


                                      U.S. BANK NATIONAL ASSOCIATION

                                      By:   /s/ Chi C. Ma
                                            ------------------------
                                            Chi C. Ma
                                            Vice President


By:     /s/ Alison D.B. Nadeau
        -----------------------------------
        Alison D.B. Nadeau
        Vice President

                                        3
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                                    EXHIBIT 6

                                     CONSENT

        In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  August 24, 2004


                                      U.S. BANK NATIONAL ASSOCIATION


                                      By:   /s/ Chi C. Ma
                                            --------------------
                                            Chi C. Ma
                                            Vice President


By:     /s/ Alison D.B. Nadeau
        -----------------------------------
        Alison D.B. Nadeau
        Vice President

                                        4
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                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 6/30/2004

                                    ($000'S)

                                                                    6/30/2004
                                                                ----------------
ASSETS
     Cash and Due From Depository Institutions                  $      7,475,658
     Federal Reserve Stock                                                     0
     Securities                                                       39,934,622
     Federal Funds                                                     2,663,649
     Loans & Lease Financing Receivables                            119, 013,580
     Fixed Assets                                                      1,844,577
     Intangible Assets                                                10,112,137
     Other Assets                                                      8,692,406
                                                                ----------------
         TOTAL ASSETS                                           $    189,736,629

LIABILITIES
     Deposits                                                   $    126,260,502
     Fed Funds                                                         7,577,969
     Treasury Demand Notes                                                     0
     Trading Liabilities                                                 123,543
     Other Borrowed Money                                             24,852,349
     Acceptances                                                         169,141
     Subordinated Notes and Debentures                                 5,469,689
     Other Liabilities                                                 5,465,553
                                                                ----------------
     TOTAL LIABILITIES                                          $    169,918,746

EQUITY
     Minority Interest in Subsidiaries                          $      1,009,877
     Common and Preferred Stock                                           18,200
     Surplus                                                          11,792,288
     Undivided Profits                                                 6,997,518
                                                                ----------------
         TOTAL EQUITY CAPITAL                                   $     19,817,883

TOTAL LIABILITIES AND EQUITY CAPITAL                            $    189,736,629

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:     /s/ Chi C. Ma
        -------------
        Vice President


Date:  August 24, 2004

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